                                                                     Exhibit 3.2

As adopted by the Board of Directors
August 1, 2000

                              AMENDED AND RESTATED

                                     BY-LAWS

                                       OF

                                ACTIVISION, INC.

                                    ARTICLE I

                                     OFFICES

     1.1.  Registered  Office:  The registered  office of  Activision,  Inc.(the
"Corporation")  within the State of Delaware shall be established and maintained at the location of the registered agent of the Corporation.  The Corporation was originally organized as Activision Holdings, Inc.

     1.2. Other Offices:  The Corporation may have other offices,  either within or  without  the  State of  Delaware,  at such  place or  places as the Board of
Directors may from time to time appoint or the business of the  Corporation  may require.

                                   ARTICLE II

                                  STOCKHOLDERS

     2.1. Place of Stockholders'  Meetings.  All meetings of the stockholders of the  Corporation  shall be held at such place or places,  within or without  the
State of Delaware as may be fixed by the Board of Directors from time to time or as shall be specified in the respective notices thereof.

     2.2. Date and Hour of Annual Meetings of Stockholders. An annual meeting of stockholders  shall be held each year at such place,  on such date,  and at such time as the Board of Directors  shall each year fix,  which date shall be within thirteen (13) months of the last annual meeting of  stockholders  or, if no such meeting has been held, the date of incorporation.

     2.3. Purposes of Annual Meetings.  At each annual meeting, the stockholders shall elect the members of the Board of Directors  for the  succeeding  year. At any such annual meeting any further proper business may be transacted.

     2.4.  Special  Meetings  of  Stockholders.  Except as  required  by law and subject to the rights of the  holders  of any series of  Preferred  Stock of the
Corporation  established  pursuant  to  the  provisions  of the  Certificate  of
Incorporation,  special meetings of stockholders may be called only by the Board of  Directors  pursuant  to a  resolution  approved  by a  majority  of the then authorized number of directors or by the Chairman or Co-Chairman of the Board of
Directors.  Stockholders  of the Corporation are not permitted to call a special meeting or to require that the Board of Directors or the Chairman or Co-Chairman of the Board of Directors call a special meeting of  stockholders.  The business permitted  at any  special  meeting  of  stockholders  shall be  limited  to the business  brought  before  the  meeting by or at the  direction  of the Board of
Directors or the Chairman or Co-Chairman of the Board of Directors.

     2.5.  Notice of Meetings of  Stockholders.  Except as  otherwise  expressly required or  permitted  by law,  not less than ten days nor more than sixty days before the date of every stockholders'  meeting the Secretary shall give to each stockholder  of record  entitled to vote at such  meeting  written  notice,  (i)
delivered  by hand,  (ii) sent by  telecopier,  provided  that a copy is mailed, postage  prepaid,  (iii) sent by Express Mail,  Federal Express or other express delivery  service,  (iv)  sent  by  telegram  or  (v)  the  mailing  thereof  by first-class  mail,  postage  prepaid,  stating  the place,  date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Such notice, if mailed,  shall be deemed to be given when
deposited  in  the  United  States  mail,  postage  prepaid,   directed  to  the
stockholder at his address for notices to such  stockholder as it appears on the records of the Corporation.

     2.6.  Quorum  of  Stockholders.   (a)  Unless  otherwise  provided  by  the
Certificate of Incorporation or by law, at any meeting of the stockholders,  the presence  in person or by proxy of  stockholders  entitled to cast a majority of the votes thereat shall constitute a quorum.

     (b) At any meeting of the  stockholders at which a quorum shall be present, a majority of those  present in person or by proxy may adjourn the meeting  from time to time without  notice  other than  announcement  at the  meeting.  In the absence of a quorum,  the officer  presiding thereat shall have power to adjourn the meeting  from time to time until a quorum  shall be  present.  Notice of any adjourned meeting, other than announcement at the meeting, shall not be required to be given,  except as  provided  in  paragraph  (d)  below  and  except  where expressly required by law.

     (c) At any  adjourned  session  at which a quorum  shall  be  present,  any business  may be  transacted  which  might have been  transacted  at the meeting originally called but only those stockholders entitled to vote at the meeting as originally  noticed shall be entitled to vote at any adjournment or adjournments thereof, unless a new record date is fixed by the Board of Directors.

     (d) If an  adjournment  is for more  than  thirty  days,  or if  after  the adjournment  a new record date is fixed for the adjourned  meeting,  a notice of the adjourned  meeting shall be given to each  stockholder of record entitled to vote at the meeting.

                                       -2-

     2.7. Chairman and Secretary of Meeting. The President,  or, in his absence, a Vice President,  shall preside at meetings of the stockholders.  The Secretary or, in his  absence,  an  Assistant  Secretary,  shall act as  secretary  of the meeting,  or if neither is  present,  then the  presiding  officer may appoint a person to act as secretary of the meeting.

     2.8.  Voting by  Stockholders.  Except as may be otherwise  provided by the
Certificate  of  Incorporation  or  these  by-laws,  at  every  meeting  of  the stockholders  each  stockholder  shall be entitled to one vote for each share of stock  standing in his name on the books of the  Corporation  on the record date for the meeting.  All elections and questions  shall be decided by the vote of a majority in interest of the  stockholders  present in person or  represented  by proxy and entitled to vote at the meeting.

     2.9.  Proxies.   Any  stockholder  entitled  to  vote  at  any  meeting  of stockholders  may vote  either in person or by proxy.  Every  proxy  shall be in writing, subscribed by the stockholder or his duly authorized  attorney-in-fact, but need not be dated, sealed, witnessed or acknowledged.

     2.10. Inspectors. The election of directors and any other vote by ballot at any meeting of the stockholders  shall be supervised by at least two inspectors.
Such  inspectors  may be appointed  by the  presiding  officer  before or at the meeting;  or if one or both  inspectors  so  appointed  shall refuse to serve or shall not be present, such appointment shall be made by the officer presiding at the meeting.

     2.11. List of  Stockholders.  (a) At least ten days before every meeting of stockholders  the  Secretary  shall  prepare  and  make a  complete  list of the stockholders  entitled to vote at the meeting,  arranged in alphabetical  order, and showing the address of each stockholder and the number of shares  registered in the name of each stockholder.

     (b) During ordinary business hours, for a period of at least ten days prior to the meeting,  such list shall be open to examination by any  stockholder  for any purpose germane to the meeting,  either at a place within the city where the meeting  is to be held,  which  place  shall be  specified  in the notice of the meeting, or if not so specified, at the place where the meeting is to be held.

     (c) The list shall also be  produced  and kept at the time and place of the meeting  during the whole time of the  meeting,  and it may be  inspected by any stockholder who is present.

     (d)  The  stock  ledger  shall  be the  only  evidence  as to who  are  the stockholders  entitled to examine the stock  ledger,  the list  required by this
Section 2.11 or the books of the  Corporation,  or to vote in person or by proxy at any meeting of stockholders.

     2.12. Procedure at Stockholders' Meetings.  Except as otherwise provided by these  by-laws  or any  resolutions  adopted  by the  stockholders  or  Board of
Directors,  the order of business  and all other  matters of  procedure at every meeting of stockholders shall be determined

                                       -3-

by the presiding officer. Not less than 15 minutes following the presentation of any  resolution  to any  meeting of  stockholders,  the  presiding  officer  may announce that further discussion on such resolution shall be limited to not more than three  persons  who favor and not more than three  persons  who oppose such resolution,  each of whom shall be designated by the presiding officer and shall thereupon  be entitled to speak  thereon for not more than five  minutes.  After such  persons,  or such a lesser  number  thereof as shall advise the  presiding officer of their desire so to speak,  shall have spoken on such resolution,  the presiding  officer  may  direct  a  vote  on  such  resolution  without  further discussion thereon at the meeting.

     2.13. Action By Consent Without Meeting.  Unless otherwise  provided by the
Certificate of  Incorporation,  any action required to be taken at any annual or special meeting of stockholders,  or any action which may be taken at any annual or special  meeting,  may be taken  without a meeting,  without prior notice and without a vote,  if a consent  in  writing,  setting  forth the action so taken, shall be signed by the  holders of  outstanding  stock  having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares  entitled  to vote  thereon  were  present  and voted.  Prompt notice of the taking of the corporate action without a meeting by less than unanimous  written  consent shall be given to those  stockholders  who have not consented in writing.

     2.14  Advance  Notice  Procedures.  Subject to the rights of holders of any series of Preferred Stock established  pursuant to the provisions of the Amended and  Restated  Certificate  of  Incorporation,  nominations  for the election of directors  and  business  proposed  to be  brought  before an annual  meeting of stockholders  may be made by the Board of Directors or a committee  appointed by the Board of Directors,  or by any stockholder entitled to vote generally in the election of directors;  provided,  that any such stockholder may nominate one or more persons for election as directors at an annual meeting or propose  business to be brought before an annual meeting,  or both,  only if such  stockholder has given  timely  notice in proper  written  form of his or her intent to make such nomination  or  nominations  or  to  propose  such  business.  To be  timely,  a stockholder's  notice  must  be  delivered  to or  mailed  and  received  by the
Secretary of the  Corporation  not less than 60 days nor more than 90 days prior to the annual meeting;  provided,  however,  that in the event that less than 70 days' notice or prior public  disclosure  of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public  disclosure was made,  whichever  occurs first.  To be in proper  written form, a  stockholder's notice to the Secretary shall set forth:

          (i) the name and  address of the  stockholder  who intends to make the nominations  or propose the  business  as they appear on the  Corporation's books and, as the case may be, of the person or persons to be  nominated or of the business to be proposed;

          (ii) a  representation  that the  stockholder is a holder of record of stock  of the  Corporation  entitled  to  vote  at  such  meeting  and,  if applicable,  intends  to appear in  person  or by proxy at the  meeting  to nominate the person or persons specified in the notice;

                                       -4-

          (iii)  if   applicable,   a  description   of  all   arrangements   or
     understandings  between  the  stockholder  and each  nominee  and any other person or persons  (naming  such person or  persons)  pursuant to which the nomination or nominations are to be made by the stockholder;

          (iv) such other  information  regarding each nominee or each matter of business  to be  proposed  by such  stockholder  as would be required to be included  in a proxy  statement  filed  pursuant  to the proxy rules of the
     Securities  and  Exchange  Commission  had the nominee been  nominated,  or intended to be nominated,  or the matter been  proposed,  or intended to be proposed,  by the Board of Directors,  and such other information about the nominee as the Board of Directors  deems  appropriate,  including,  without limitation, the nominee's age, business and residence addresses,  principal occupation and the class and number of shares of Common Stock  beneficially owned by the nominee,  or such other  information  about the business to be proposed and about the stockholder making such business proposal before the annual  meeting as the Board of  Directors  deems  appropriate,  including, without  limitation,  the  class and  number  of  shares  of  Common  Stock beneficially owned by such stockholder; and

          (v) if applicable, the consent of each nominee to serve as director of the Corporation if so elected.

     The chairman of the meeting may refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure.

                                   ARTICLE III

                                    DIRECTORS

     3.1.  Powers of  Directors.  The  property,  business  and  affairs  of the
Corporation  shall be managed by its Board of  Directors  which may exercise all the  powers  of the  Corporation  except  such as are by the law of the State of
Delaware or the  Certificate of  Incorporation  or these by-laws  required to be exercised or done by the stockholders.

     3.2.  Number,  Method of Election,  Terms of Office of  Directors.  (a) The
number of directors  which shall  constitute the Board of Directors shall be one
(1) or more unless  changed by action of the Board of  Directors.  Each director shall hold office until the next annual  meeting of  stockholders  and until his successor  is elected and  qualified,  provided,  however,  that a director  may resign at any time. Directors need not be stockholders.

     (b) Number.  The Board of Directors  shall  consist of not fewer than three
(3) members and not more than nine (9)  members,  with the number of  authorized directors  being  initially  fixed at six (6),  which number may be changed from time  to  time  by a  resolution  of  the  Board  of  Directors  adopted  by the affirmative  vote of at least a  majority  of the  total  number  of  authorized directors most recently fixed by the Board of Directors,  except in each case as may be  provided  pursuant to  resolutions  of the Board of  Directors,  adopted pursuant to the provisions of the

                                       -5-

Certificate of  Incorporation,  establishing  any series of Preferred  Stock and granting to holders of shares of such series of Preferred  Stock rights to elect additional directors under specified circumstances.

     3.3. Vacancies on Board of Directors;  Removal. (a) Any director may resign his office at any time by delivering his resignation in writing to the President or the Secretary.  It will take effect at the time  specified  therein or, if no time is  specified,  it will be  effective  at the  time of its  receipt  by the
Corporation.  The acceptance of a resignation  shall not be necessary to make it effective, unless expressly so provided in the resignation.

     (b) Vacancies. Any vacancy on the Board of Directors,  howsoever resulting, including  through an increase in the number of directors,  shall only be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum,  or by the sole  remaining  director.  Any  director elected to fill a vacancy shall hold office for the same  remaining term as that of his or her  predecessor,  or if such  director  was elected as a result of an increase  in the  number  of  directors,  then  for the  term  specified  in the resolution providing for such increase.

     (c) Removal.  Any director may be removed with or without cause at any time by the affirmative  vote of  stockholders  holding of record in the aggregate at least a majority of the outstanding shares of stock of the Corporation, given at a special meeting of the stockholders called for that purpose.

     3.4.  Meetings of the Board of  Directors.  (a) The Board of Directors  may
hold their  meetings,  both  regular and special,  either  within or without the
State of Delaware.

     (b) Regular meetings of the Board of Directors may be held at such time and place as shall from time to time be  determined  by  resolution  of the Board of
Directors.  No notice of such regular  meetings  shall be required.  If the date designated for any regular meeting be a legal holiday, then the meeting shall be held on the next day which is not a legal holiday.

     (c) The first  meeting of each newly  elected  Board of Directors  shall be held  immediately  following  the  annual  meeting of the  stockholders  for the election  of officers  and the  transaction  of such other  business as may come before it. If such meeting is held at the place of the stockholders' meeting, no notice thereof shall be required.

     (d)  Special  meetings  of the Board of  Directors  shall be held  whenever called by  direction  of the  President  or at the  written  request  of any one director.

     (e) The Secretary shall give notice to each director of any special meeting of the Board of  Directors  by mailing  the same at least  three days before the meeting or by telegraphing,  telexing, or delivering the same not later than the day before the meeting.  Unless  required by law, such notice need not include a statement  of the  business  to be  transacted  at, or the  purpose of, any such meeting.  Any and all business may be  transacted at any meeting of the Board of
Directors.  No notice of any  adjourned  meeting need be given.  No notice to or waiver by any  director  shall be required  with respect to any meeting at which the director is present.

                                       -6-

     3.5. Quorum and Action. Unless provided otherwise by law or the Certificate of  Incorporation,  a majority of the whole Board shall  constitute a quorum for the  transaction  of  business;  but if there shall be less than a quorum at any meeting of the Board,  a majority of those  present may adjourn the meeting from time to time. The vote of a majority of the directors  present at any meeting at which a quorum is present shall be necessary to constitute  the act of the Board of Directors.

     3.6. Presiding Officer and Secretary of Meeting. The President,  or, in his
absence,  any Vice  President,  or,  in their  absence  a member of the Board of
Directors  selected by the  members  present,  shall  preside at meetings of the
Board.  The Secretary shall act as secretary of the meeting,  but in his absence the presiding officer may appoint a secretary of the meeting.

     3.7. Action by Consent Without Meeting. Any action required or permitted to be taken at any meeting of the Board of  Directors or of any  committee  thereof may be taken  without a meeting  if all  members  of the Board or any  committee designated by the Board, as the case may be, consent thereto in writing, and the writing or writings  are filed with the minutes or  proceedings  of the Board or any committee designated by the Board.

     3.8. Action by Telephonic Conference. Members of the Board of Directors, or
any committee  designated by such Board,  may  participate  in a meeting of such
Board  or  committee  thereof  by  means  of  conference  telephone  or  similar communications  equipment  by means of which all  persons  participating  in the meeting  can  hear  each  other,  and  participation  in  such a  meeting  shall constitute presence in person at such meeting.

     3.9.  Committees.  (a)  The  Board  of  Directors  may,  by  resolution  or resolutions  passed by a  majority  of the whole  Board,  designate  one or more committees,  each  committee  to consist of one or more of the  directors of the
Corporation.  The Board may designate one or more directors as alternate members of any  committee,  who may  replace  any absent or  disqualified  member at any meeting of the committee.  In the absence or  disqualification  of any member or such committee or committees,  the member or members thereof present at any such meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously  appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

     (b) Any  such  committee,  to the  extent  provided  in the  resolution  or resolutions of the Board of Directors,  or in these by-laws,  shall have and may exercise  all  the  powers  and  authority  of the  Board  of  Directors  in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such  committee  shall have the power of  authority in reference to amending the
Certificate of Incorporation,  adopting an agreement of merger or consolidation, recommending  to  the  stockholders  the  sale,  lease  or  exchange  of  all or substantially all of the Corporation's property and assets,  recommending to the stockholders a dissolution of the  Corporation or a revocation of a dissolution, or amending the by-laws of the  Corporation;  and unless the  resolution,  these by-laws,  or the  Certificate  of  Incorporation  expressly so provide,  no such committee  shall  have the  power or  authority  to  declare  a  dividend  or to authorize the issuance of stock.

                                       -7-

     3.10.  Compensation  of Directors.  Directors shall receive such reasonable compensation  for their  service  on the Board of  Directors  or any  committees thereof,  whether  in the  form of  salary  or a fixed  fee  for  attendance  at meetings,  or both,  with  expenses,  if any, as the Board of Directors may from time to time determine.  Nothing herein contained shall be construed to preclude any director  from  serving in any other  capacity  and  receiving  compensation therefor.

                                   ARTICLE IV

                                    OFFICERS

     4.1.  Officers,  Title,  Elections,  Terms. (a) The elected officers of the
Corporation shall be a President,  and a Secretary,  who shall be elected by the
Board of Directors at its annual  meeting  following  the annual  meeting of the stockholders, to serve at the pleasure of the Board of Directors or otherwise as shall be specified  by the Board of  Directors at the time of such  election and until their successors are elected and qualify.

     (b) The Board of Directors may elect or appoint at any time,  and from time to  time,  additional  officers  or  agents,  including  without  limitation,  a
Treasurer, a Chairman of the Board of Directors,  one ore more Vice Chairmen and one or more Vice Presidents, with such duties as the Board of Directors may deem necessary or desirable.  Such additional officers shall serve at the pleasure of the  Board of  Directors  or  otherwise  as shall be  specified  by the Board of
Directors at the time of such election or  appointment.  Two or more offices may be held by the same person.

     (c) Any  vacancy in any office may be filled for the  unexpired  portion of the term by the Board of Directors.

     (d) Any officer may resign his office at any time. Such  resignation  shall be made in writing and shall take effect at the time specified therein or, if no time be specified, at the time of its receipt by the Corporation. The acceptance of a resignation  shall not be necessary to make it effective,  unless expressly so provided in the resignation.

     (e) The salaries of all officers of the  Corporation  shall be fixed by the
Board of Directors.

     4.2. Removal of Elected Officers. Any elected officer may be removed at any time,  either with or without  cause,  by  resolution  adopted at any regular or special meeting of the Board of Directors by a majority of the directors then in office.

     4.3. Duties. (a) President.  The President shall be the principal executive officer  of the  Corporation  and,  subject  to the  control  of  the  Board  of
Directors,  shall  supervise  and  control all the  business  and affairs of the
Corporation. He shall, when present, preside at all meetings of the stockholders and of the Board of Directors.  He shall see that all orders and  resolutions of the Board of  Directors  are  carried  into  effect  (unless  any such  order or resolution  shall  provide  otherwise),  and in general shall perform all duties incident to the office of president  and such other duties as may be  prescribed by the Board of Directors from time to time.

                                       -8-

     (b) Vice President. Each Vice President, if any, shall have such powers and perform  such  duties  as the  Board of  Directors  may  determine  or as may be assigned  to him by the  President.  In the absence of the  President  or in the event of his death,  or inability or refusal to act, the Vice  President  (or in the event  there be more than one Vice  President,  the Vice  Presidents  in the order  designated  at the  time of  their  election,  or in the  absence  of any designation,  then in the order of their  election)  shall perform the duties of the  President  and when so acting,  shall have all the powers and be subject to all the restrictions upon the President.

     (c)  Treasurer.  The Treasurer  shall (1) have charge and custody of and be responsible  for all funds and  securities of the  Corporation;  (2) receive and give  receipts  for moneys due and  payable to the  Corporation  from any source whatsoever;  (3) deposit all such moneys in the name of the  Corporation in such banks, trust companies, or other depositories as shall be selected by resolution of the Board of Directors; and (4) in general perform all duties incident to the office of  treasurer  and such other duties as from time to time may be assigned to him by the President or by the Board of Directors.  He shall,  if required by the Board of Directors,  give a bond for the faithful discharge of his duties in such sum and with  such  surety or  sureties  as the  Board of  Directors  shall determine.

     (d) Secretary.  The Secretary shall (1) keep the minutes of the meetings of
the  stockholders,   the  Board  of  Directors,   the  Executive  Committee  (if
designated),  and all other  committees,  if any, of which a secretary shall not have been  appointed,  in one or more books  provided for that purpose;  (2) see that all  notices  are duly given in  accordance  with the  provisions  of these by-laws and as required by law; (3) be custodian of the corporate records and of the seal of the  Corporation and see that the seal of the Corporation is affixed to all documents,  the execution of which on behalf of the Corporation under its seal, is duly authorized; (4) keep a register of the post office address of each stockholder which shall be furnished to the Secretary by such  stockholder;  (5)
have  general  charge of stock  transfer  books of the  Corporation;  and (6) in general  perform all duties  incident to the office of secretary  and such other duties as from time to time may be  assigned to him by the  President  or by the
Board of Directors.

     (e) Assistant Secretaries and Assistant  Treasurers.  At the request of the
Secretary or in his absence or  disability,  one or more  Assistant  Secretaries designated by him or by the Board of Directors  shall have all the powers of the
Secretary  for such period as he or it may  designate  or until he or it revokes such  designation.  At  the  request  of the  Treasurer  or in  his  absence  or disability,  one or more Assistant Treasurers  designated by him or by the Board of Directors shall have all the powers of the Treasurer for such period as he or it may  designate  or until he or it revokes  such  designation.  The  Assistant
Secretaries and Assistant Treasurers,  in general,  shall perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the President or the Board of Directors.

                                    ARTICLE V

                                  CAPITAL STOCK

                                       -9-

     5.1. Stock Certificates. (a) Every holder of stock in the Corporation shall be entitled to have a certificate  signed by, or in the name of, the Corporation by the Chairman or the President or a Vice President, and by the Treasurer or an
Assistant Treasurer or the Secretary or an Assistant  Secretary,  certifying the number of shares owned by him.

     (b) If such certificate is countersigned by a transfer agent other than the
Corporation or its employee, or by a registrar other than the Corporation or its employee,  the signatures of the officers of the  Corporation may be facsimiles, and, if permitted by law, any other signature may be a facsimile.

     (c) In case any officer  who has signed or whose  facsimile  signature  has been placed upon a certificate  shall have ceased to be such officer before such certificate is issued,  it may be issued by the Corporation with the same effect as if he were such officer at the date of issue.

     (d)  Certificates  of stock  shall be issued in such form not  inconsistent with the  Certificate  of  Incorporation  as shall be  approved  by the Board of
Directors.  They shall be numbered and registered in the order in which they are issued.

     (e) All certificates surrendered to the Corporation shall be cancelled with the date of cancellation,  and shall be retained by the Secretary, together with the powers of attorney to transfer and the assignments of the shares represented by such  certificates,  for such period of time as shall be prescribed from time to time by resolution of the Board of Directors.

     5.2.  Record  Ownership.  A record of the name and address of the holder of each certificate, the number of shares represented thereby and the date of issue thereof  shall be made on the  Corporation's  books.  The  Corporation  shall be entitled  to treat  the  holder  of any  share of  stock as the  holder  in fact thereof,  and accordingly shall not be bound to recognize any equitable or other claim to or  interest in any share on the part of any other  person,  whether or not it shall have express or other notice thereof, except as required by law.

     5.3. Transfer of Record Ownership.  Transfers of stock shall be made on the books  of  the  Corporation  only  by  direction  of  the  person  named  in the certificate or his attorney,  lawfully constituted in writing, and only upon the surrender of the  certificate  therefor and a written  assign ment of the shares evidenced  thereby.  Whenever any transfer of stock shall be made for collateral security,  and not  absolutely,  it shall be so  expressed  in the  entry of the transfer  if,  when  the  certificates  are  presented  to the  Corporation  for transfer, both the transferor and transferee request the Corporation to do so.

     5.4.  Lost,  Stolen or Destroyed  Certificates.  Certificates  representing shares  of the  stock  of the  Corporation  shall  be  issued  in  place  of any certificate alleged to have been lost, stolen or destroyed in such manner and on such  terms  and  conditions  as the  Board of  Directors  from time to time may authorize.

     5.5.  Transfer  Agent;  Registrar;   Rules  Respecting  Certificates.   The
Corporation may maintain one or more transfer offices or agencies where stock of the Corporation shall be

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transferable.  The  Corporation  may also maintain one or more registry  offices where such stock shall be registered. The Board of Directors may make such rules and  regulations  as it may deem expedient  concerning  the issue,  transfer and registration of stock certificates.

     5.6. Fixing Record Date for  Determination  of Stockholders of Record.  The
Board of  Directors  may fix,  in  advance,  a date as the  record  date for the purpose of  determining  stockholders  entitled to notice of, or to vote at, any meeting of the  stockholders or any  adjournment  thereof,  or the  stockholders entitled  to  receive  payment  of any  dividend  or other  distribution  or the allotment  of any rights,  or entitled to exercise  any rights in respect of any change,  conversion  or exchange of stock,  or to express  consent to  corporate action in writing without a meeting,  or in order to make a determination of the stockholders for the purpose of any other lawful action. Such record date in any case shall be not more than sixty days nor less than ten days before the date of a meeting  of the  stockholders,  nor more than  sixty  days  prior to any other action  requiring such  determination  of the  stockholders.  A determination of stockholders  of  record  entitled  to  notice  or  to  vote  at  a  meeting  of stockholders shall apply to any adjournment of the meeting;  provided,  however, that the Board of Directors may fix a new record date for the adjourned meeting.

     5.7.   Dividends.   Subject  to  the  provisions  of  the   Certificate  of
Incorporation,  the  Board of  Directors  may,  out of funds  legally  available therefor at any regular or special meeting,  declare  dividends upon the capital stock of the Corporation as and when they deem expedient.  Before  declaring any dividend  there may be set apart out of any funds of the  Corporation  available for  dividends,  such sum or sums as the Board of Directors from time to time in their  discretion  deem proper for working  capital or as a reserve fund to meet contingencies  or for  equalizing  dividends  or for such other  purposes as the
Board of Directors shall deem conducive to the interests of the Corporation.

                                   ARTICLE VI

                       SECURITIES HELD BY THE CORPORATION

     6.1.  Voting.  Unless the Board of Directors  shall  otherwise  order,  the
President,  any Vice  President,  the Secretary or the Treasurer shall have full power and authority,  on behalf of the Corporation,  to attend,  act and vote at any meeting of the  stockholders of any corporation in which the Corporation may hold  stock,  and at such  meeting  to  exercise  any or all  rights  and powers incident  to the  ownership  of such  stock,  and to  execute  on  behalf of the
Corporation a proxy or proxies empowering another or others to act as aforesaid.
The Board of  Directors  from time to time may confer like powers upon any other person or persons.

     6.2. General  Authorization to Transfer Securities Held by the Corporation.
(a) Any of the following officers, to wit: the President, any Vice President and the  Treasurer  shall be, and they  hereby  are,  authorized  and  empowered  to transfer,  convert,  endorse,  sell,  assign,  set over and  deliver any and all shares of stock, bonds, debentures, notes, subscription warrants, stock purchase warrants,  evidence  of  indebtedness,  or  other  securities  now or  hereafter standing in the name of or owned by the  Corporation,  and to make,  execute and deliver, under the seal of the Corporation, any

                                      -11-

and all written  instruments of assignment  and transfer  necessary or proper to effectuate the authority hereby conferred.

     (b) Whenever  there shall be annexed to any  instrument of  assignment  and transfer  executed  pursuant to and in accordance  with the foregoing  paragraph
(a), a certificate of the Secretary of the  Corporation in office at the date of such  certificate  setting forth the  provisions of this Section 6.2 and stating that they are in full force and effect  and  setting  forth the names of persons who are  then  officers  of the  Corporation,  then  all  persons  to whom  such instrument and annexed  certificate  shall  thereafter  come, shall be entitled, without  further  inquiry or  investigation  and  regardless of the date of such certificate,  to assume  and to act in  reliance  upon the  assumption  that the shares of stock or other  securities  named in such instrument were  theretofore duly and properly transferred,  endorsed, sold, assigned, set over and delivered by the  Corporation,  and that with respect to such  securities the authority of these  provisions of the by-laws and of such officers is still in full force and effect.

                                   ARTICLE VII

                                  MISCELLANEOUS

     7.1.  Signatories.  All checks,  drafts or other  orders for the payment of money,  notes or  other  evidences  of  indebtedness  issued  in the name of the
Corporation  shall be signed by such officer or officers or such other person or persons  as the  Board of  Directors  may from time to time  designate.  Pending further  designation,  all such  checks,  drafts or  orders  shall  require  the signature of both the President and the Vice President.

     7.2. Seal. The seal of the Corporation shall be in such form and shall have such content as the Board of Directors shall from time to time determine.

     7.3. Notice and Waiver of Notice. Whenever any notice of the time, place or purpose of any meeting of the  stockholders,  directors  or a  committee  of the
Board is  required  to be given  under  the law of the  State of  Delaware,  the
Certificate  of  Incorporation  or these  by-laws,  a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the holding  thereof,  or actual  attendance at the meeting in person or, in the case of any stockholder, by his attorney-in-fact,  shall be deemed equivalent to the giving of such notice to such persons.

     7.4.  Amendment of By-Laws.  (a) By Board of Directors.  The by-laws of the
Corporation  may be  altered,  amended or repealed or new by-laws may be made or adopted by the Board of  Directors  at any  regular  or  special  meeting of the
Board;  provided however,  that Sections 3.4 and Section 7.4(a) of these By-Laws may be altered,  amended or repealed only by action of the  stockholders  acting pursuant to Section 7.4(b) hereof.

     (b) By  Stockholders.  The by-laws of the  Corporation may also be altered, amended  or  repealed  or new  by-laws  may be made or  adopted by the vote of a majority in interest of the  stockholders  represented and entitled to vote upon the  election  of  directors,  at any  meeting  at  which a quorum  is  present.
Notwithstanding the preceding sentence, the affirmative vote of holders

                                      -12-

of at least 662/3% of the voting power of the then outstanding shares of capital stock  of  the  Corporation  entitled  to  vote  generally  in the  election  of directors,  voting  together  as a single  class,  shall be required to amend or repeal, or adopt any provisions  inconsistent with, Sections 2.4, 2.14, 3.2 (b),
3.3(b), or this Section 7.4(b).

     7.5. Indemnity.  The Corporation shall indemnify its directors and officers to the fullest extent allowed by law.

     7.6. Fiscal Year.  Except as from time to time otherwise  determined by the
Board of Directors, the fiscal year of the Corporation shall end on March 31.

                                      -13-